                                     ALLONGE

                      to Convertible Note dated May 2, 2007

     THIS  ALLONGE  is made and  entered  into as of the 7th day of March  2008, between SOUTHWEST IOWA RENEWABLE ENERGY,  LLC, an Iowa limited liability company
(the  "Borrower"),  and AGSTAR FINANCIAL  SERVICES,  PCA, and its successors and assigns,  as Agent (in such capacity,  the "Agent") for the benefit of the Banks in connection with that certain Credit  Agreement dated May 2, 2007 (as amended, restated,  supplemented  or otherwise  modified  from time to time,  the "Credit
Agreement").

                                    RECITALS

     A. The Borrower previously executed and delivered to First National Bank of
Omaha  (the  "Bank") a  Convertible  Note in the  original  principal  amount of
$19,047,600.00 dated May 2, 2007 (the "Note") to which this Allonge is attached.

     B. The  Borrower,  the  Agent  and the Banks  have  agreed to make  certain modifications  to the Note,  all in accordance  with the terms and conditions of this Allonge.

                                    AGREEMENT

     NOW,  THEREFORE,  in consideration of the foregoing premises and the mutual
covenants   contained   in  this   Allonge  and  for  other  good  and  valuable
consideration,  the receipt and sufficiency of which are hereby  acknowledged by the Borrower, the Agent and the Bank, the parties agree as follows:

     1.  Modification  of Note.  Notwithstanding  any of the  provisions  of the
Credit Agreement and the Note, the Note is hereby amended as follows:

     a.   Paragraph  #2 of the Note is hereby  amended  and  restated to read as follows:

          The outstanding  principal balance of this Convertible Note shall bear interest at a variable rate determined by Agent to be 365 basis points above the LIBOR Rate in effect from time to time,  as set forth in and as adjusted in accordance  with the terms and conditions of the Credit
          Agreement.  Notwithstanding the foregoing,  the rate of interest under this  Convertible  Note  may be  adjusted  by  Agent  pursuant  to the provisions of the Credit  Agreement  (including,  without  limitation,
          Section 2.11 thereof) and this  Convertible  Note.  On the  Conversion
          Date, a portion not to exceed 50% of the outstanding principal balance of all Advances  made under this  Convertible  Note may at  Borrower's option be converted  to a fixed rate of interest at a rate  acceptable to Agent in its sole reasonable  discretion  pursuant to the terms and conditions of the Credit Agreement.

     b.   Paragraph  #3 of the Note is hereby  amended  and  restated to read as follows:

          The "LIBOR Rate" (London  Interbank  Offered Rate) means the One Month
          London Interbank  Offered Rate ("One Month LIBOR"),  rounded upward to the nearest ten

          thousandth  of one  percent,  reported  on the  tenth day of the month preceding each Interest Period by the Wall Street Journal in its daily listing of money  rates,  defined  therein as the average of interbank offered rates for dollar deposits in the London market. If a One Month
          LIBOR rate is not reported on the tenth day of a month,  the One Month
          LIBOR rate reported on the first  business day preceding the tenth day of the month will be used. If this index is no longer available, Agent will select a new index which is based upon comparable information.

     c.   Paragraph  #4 of the Note is hereby  amended  and  restated to read as follows:

          The LIBOR Rate shall initially be determined as of the date hereof and shall  thereafter  be  adjusted  in  accordance  with  the  terms  and conditions  of the  Credit  Agreement.  Interest  on  the  outstanding principal  balance  of this Note shall be  computed  on the basis of a year of three hundred  sixty-five  (365) days,  but charged for actual days principal is outstanding.

     d.   Paragraph  #8 of the Note is hereby  amended  and  restated to read as follows:

          Subject to the terms and conditions of the Credit Agreement, following the  Conversion  Date,  the portion of the Term Loan that has not been converted to a Fixed Rate Loan shall bear  interest at a variable rate equal to the LIBOR Rate plus 345 basis points or as otherwise provided in the Credit Agreement.

     e.   Paragraph  #9 of the Note is hereby  amended  and  restated to read as follows:

          The  Borrower  shall  have the option to convert a portion of the loan evidenced  by this Note into a Fixed Rate  Loan,  as  provided  in the
          Credit  Agreement,  which  shall bear  interest at a rate equal to 325 basis  points in excess of a known  fixed rate  benchmark  rate as set forth in the Credit  Agreement,  which is in effect on the  Conversion
          Date,  or such other rate of  interest as agreed upon by the Agent and
          Borrower.  Should the Borrower elect such fixed rate option, such rate of interest shall not be subject to any adjustments as provided for in the Credit Agreement.

     2. Remaining Terms. It is further  understood and agreed by and between the
Borrower, the Agent and the Bank that all other terms and provisions of the Note shall  remain in full force and effect,  enforceable  by the Agent and the Banks against the Borrower as fully as though no amendments had been made hereby,  and
this  Allonge  shall  not  be  deemed  to  hinder,   compromise  or  lessen  the
enforceability  of the Note, or any  mortgage,  security  interest,  or guaranty securing repayment of the Note, in any way.

                                SIGNATURE PAGE TO
                                     ALLONGE
                                       TO
                       CONVERTIBLE NOTE DATED MAY 2, 2007
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                                       AND
                    AGSTAR FINANCIAL SERVICES, PCA, as Agent

                              DATED: March 7, 2008

         IN WITNESS  WHEREOF,  the parties hereto have caused this Allonge to be duly executed and delivered as of the date and year first above written.

                                            BORROWER:

                                            SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                                            an Iowa limited liability
                                            company

                                            By /s/ Mark Drake
                                               ---------------------------------
                                            Mark Drake
                                            Its: General Manager

                                            By /s/ Karol King
                                               ---------------------------------
                                            Karol King
                                            Its: Board Chairman

                                            AGENT:

                                            AGSTAR FINANCIAL SERVICES, PCA,
                                            as Agent

                                            /s/ Ron Monson
                                            ------------------------------------
                                            By:  Ron Monson
                                            Its: Vice President